1Investor Day 2022 | Investor Day May 25, 2022

2Investor Day 2022 | Strategy for Continued Growth Bill Higgins, CEO1 Machine Clothing Daniel Halftermeyer, President2 Albany Engineered Composites Greg Harwell, President 3 Financial Overview Stephen Nolan, CFO4 Closing Remarks and Q&A Leadership Team5 TODAY’S AGENDA

3Investor Day 2022 | SAFE HARBOR This presentation contains certain items, such as earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted EBITDA Margins, Free Cash Flow and net debt, as well certain income and expense items on a per share basis, that could be considered ‘non-GAAP’ financial measures under SEC rules. We think such items provide useful information to investors regarding the Company’s operational performance. This presentation also may contain statements, estimates, or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections as expressed or implied by the forward-looking statements in this presentation. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, actions, levels of activity, performance or achievements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Viewers are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them publicly in light of new information or future events. Certain additional disclosures regarding our use of `non-GAAP' items (including reconciliations to GAAP measures) and forward-looking statements are set forth in our SEC filings, including our most recent annual and quarterly reports. Please refer item 7 in the Annual Report on Form 10K for the concise reconciliation of our non-GAAP measures. Our use of such items in this presentation is subject to those additional disclosures, which we urge you to read.

4Investor Day 2021 | Strategy for Continued Growth Bill Higgins President & Chief Executive Officer 2

5Investor Day 2022 | Technology Experts Serving Vital Industries1 Solid Execution sets the Foundation for Growth2 Secular Trends Support Long-term Growth3 Strategy For Layered Growth4 KEY TAKEAWAYS

6Investor Day 2022 | WHO IS ALBANY INTERNATIONAL? Founded in 1895 Market Cap $2.5Bn $929M 2021 Revenue $251M 2021 Adj. EBITDA Global operations across 11 countries 10% 5 Yr CAGR of Adj. EBITDA 20 Years of consecutive dividend payouts $48M Net Debt 4000+ Employees globally

7Investor Day 2022 | TECHNOLOGY EXPERTS SERVING VITAL INDUSTRIES MACHINE CLOTHING • Consumable, continuous replenishment • Proprietary • Tailored, customized products • Harsh environments • Mission-critical: essential to reliable machine operation • Key element that defines product attributes & quality ENGINEERED COMPOSITES • Proprietary solutions • Broad range of product offerings and production processes • Engineering capability • Mission-critical solutions for harsh environments • Lightweight • Support all platform types: fixed-wing, rotorcraft unmanned aircraft, and missiles Engineered product solutions for the Pulp & Paper and other process industries Engineered product solutions for the Aerospace and Defense industries

SOLUTIONS POWERING GLOBAL TRAVEL

Our composite solutions not only make aircraft lighter, improving fuel efficiency …

… But make the engines themselves more efficient, by reducing rotating weight


Wing components
Tail structures
Wing skins
Fuselage frames
Rods and struts
Fan cases
Wastewater tanks


3D-woven composite blades

- Lighter
- Stiffer
- More damage tolerant
- Certified for life of the engine

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9Investor Day 2022 | GLOBAL OPERATIONAL SUCCESSES DELIVERING POWERFUL RESULTS Growing Partner-of-Choice for Market Leaders • Deep relationships with customers • Demonstrated ability to grow with a customer • Multi-year strategic focus on the growing MC markets • Presence on the right next-generation aerospace platforms • Continued investment in our technology to maintain leadership position • Emphasis on technology discrimination that delivers enhanced value to customers • Long-term track record of driving margin increases through continuous improvement • Optimized global footprint in both segments Market Selection Geographic and end markets Innovation Operational Excellence Critical Customer Partnerships

10Investor Day 2022 | ALBANY INTERNATIONAL’S HIGHLY ATTRACTIVE INVESTMENT OPPORTUNITY Leader in PMC with proprietary solutions delivering predictable and strong FCF stability Long history of strong balance sheet, solid execution, and prudent capital management Differentiated composites business with ample opportunity to grow both near and long-term

11Investor Day 2022 | DELIVERING SOLID FINANCIAL PERFORMANCE REVENUE $- $200 $400 $600 $800 $1,000 $1,200 2016 2017 2018 2019 2020 2021 Revenue 0% 5% 10% 15% 20% 25% 30% $- $50 $100 $150 $200 $250 $300 2016 2017 2018 2019 2020 2021 Adj. EBITDA Adj. EBITDA Margin ADJ EBITDA AND MARGIN (millions) (millions)

12Investor Day 2022 | WELL-POSITIONED TO TAKE ADVANTAGE OF GLOBAL PAPER DEMAND GROWTH Renewable paper products are an environmentally responsible choice versus plastic Sustainability & Environmental Drivers Per-capita consumption growth in the developing world for all grades Growing Global Middle Class One component driving secular growth in paper packaging demand E-Commerce Tissue demand is resilient in economic downturns Non-Cyclical Tissue Business

13Investor Day 2022 | AEROSPACE SEGMENT POISED TO OUTGROW GLOBAL RECOVERY Increasing production rates for 737MAX, A320Neo Commercial Aviation Recovery Albany's defense programs align with DoD priorities, have growing production rates Defense Priorities Expect 787 & GE9X production to increase as recovery in international travel emerges Bizjet growth & emerging sustainable technologies Emerging Opportunities

14Investor Day 2022 | STRATEGY FOR CONTINUED VALUE CREATION Deep understanding of material properties in application • Unmatched industrial scale weaving expertise Applications/design engineering to add value for our customers • Efficient, specialized digital prototyping/modeling Industrialization of the process • Large-scale automated material handling Operational excellence continuous improvement, cost efficiency • Scale • Product breadth • High growth/highest technology content sub-segments & products Positive/constructive customer relationships based on trust • Lead time, patience • Proprietary next-gen customer technology collaboration & development

15Investor Day 2022 | WELL DEFINED CAPITAL PRIORITIES THAT DRIVE STRONG ORGANIC GROWTH Corporate capital deployment primarily focused on ORGANIC GROWTH • Internal process & technology improvements • Customer-driven initiatives Continuous Capital Reinvestment in BUSINESSES 1 2 Continuous Investment in APPLIED RESEARCH • Targeted business opportunities • R&T Investment

16Investor Day 2022 | DISCIPLINED ACQUISITION STRATEGY Technologies that complement/leverage current tech Applications Customer positions that complement/leverage current customer mix Customer penetration Positioning within end markets Criteria for Potential Targets M&A Strategy is opportunistic, not dependent on M&A Operational efficiencies ALBANY ENGINEERED COMPOSITES MACHINE CLOTHING KEY ATTRIBUTES

17Investor Day 2022 | LONGER TERM EVOLUTION OF FINANCIAL PERFORMANCE Contribution by Business Segment 86% 14% 57% 43% 50%50%2015 2019 2026REVENUE MIX 60% 40% 100% 68% 32% 2015 2019 2026EBITDA MIX MC AEC

18Investor Day 2022 | Bill Higgins PRESIDENT & CHIEF EXECUTIVE OFFICER Daniel Halftermeyer PRESIDENT MACHINE CLOTHING Greg Harwell PRESIDENT ALBANY ENGINEERED COMPOSITES Stephen Nolan CHIEF FINANCIAL OFFICER & TREASURER EXPERIENCED AND DISCIPLINED MANAGEMENT TEAM

19Investor Day 2022 | Strong Cash Generation in Machine Clothing Daniel Halftermeyer President – Machine Clothing

20Investor Day 2022 | Complex Systems and Robust Technology Differentiators1 Global Trends are Opening Up Future Opportunities2 Predictable, Strong, Sustainable Growth and Cash Flow 3 KEY TAKEAWAYS

WHAT IS MACHINE CLOTHING TECHNOLOGY?


FORMING
PRESSING
PROCESS BELTS
DRYING

- Produce consumable belts that enable production of every paper product in your life
- Essential to paper machine operation
- Operate continuously in a harsh environment

CONSUMABLE PRODUCTS	# POSITIONS	AVERAGE LIFE
Forming	2	45-60 Days
Pressing	4	40-60 Days
Drying	8	6-18 Months
Process Belts	2	8-16 Months

~20 to ~45 belts
PER MACHINE
PER YEAR

HARSH ENVIRONMENT

- High Speed
- High Pressures
- High Heat
- High Humidity

ALBANY INTERNATIONAL

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22Investor Day 2022 | Custom Engineered Belts for Process Industries PRODUCT ATTRIBUTES Consumable High Value-Add Proprietary Product & Process Technology High Switching Costs Machine Clothing belts help produce a broad swath of paper products, including toilet paper, paper towels, cardboard, newspaper, tissue, printing and writing paper, and others Our belts are a key component defining the quality of each product Each belt is tailored to exacting tolerances for each machine and each product produced on that machine PROVIDING HIGHLY-TAILORED AND TECHNICALY DEMANDING SOLUTIONS

23Investor Day 2022 | GLOBAL PAPER PRODUCTION CONTINUES TO INCREASE Global Paper Production Volume (Metric Tonnes x1000) 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 Publication Grades All Other Grades E-Commerce Sustainability and Environmental Drivers Growing Global Middle Class Non-Cyclical Tissue Business SECULAR TRENDS ENHANCING DEMAND Source: RISI

24Investor Day 2022 | 8,200+ Paper machines worldwide that are all unique and require customized solutions Tier 1 2,500 Tier 2 5,700 Cowansville Homer Perth Kaukauna St. Stephen Cuautitian Indaial Halmstad Bury St. Junien Ballo di Mirano Chungjiu Hangzhou Panyu Zürich R&D Centers of Excellence HQ Product Engineering / Plants GLOBALLY POSITIONED TO SERVE TIER 1 CUSTOMERS 14 Plants 11 Countries Operations Sources: Company Estimates, RISI

25Investor Day 2022 | STRATEGY FOR SUSTAINED GROWTH Source: RISI Largest Machines Most Sophisticated Most Cost Efficient Most Technically Demanding TIER ONE ATTRIBUTES OPERATIONAL EXCELLENCE • Eliminating non-value added activities • Using cost effective techniques across all functions • Maintaining our low-cost platform A focus on Tier One Customers while serving targeted Tier Two Customers in the right grades to capture further business R&D INVESTMENT • New technologies for key customers and growing grades

26Investor Day 2022 | CONSUMABLE PRODUCTS POWERED BY MACHINE CLOTHING TECHNOLOGY Albany ~30% ~18% ~14% ~10% ~7% ~6% ~15% MARKET LEADER GLOBAL PAPER MACHINE CLOTHING MARKET SHARE Quantity of Revenue Global share (#1) of fabrics and process belts used in the manufacture of all major paper grades, including tissue and towel, board and packaging, and publication Technology leader, with rich R&D pipeline Broadest product line and geographic reach Well positioned in growing grades and regions High returns with superior cash generation ~30% All Others Source: Company estimates

27Investor Day 2022 | FOUNDATIONS OF SUCCESS We continuously optimize Machine Clothing to maintain marketplace leadership Well-positioned to maintain and enhance our market-leading status Constant optimization and LEAN principles to drive efficiency into the business Our optimized, global footprint provides us access to key customers and markets Investment to modernize and automate our plants Build stronger customer relationships and partnerships Leading products as a result of our R&D activities

28Investor Day 2022 | VALUE TO CUSTOMERS = CONSISTENT QUALITY, GREATER EFFICIENCY, GREATER PROFITABILITY Design BETTER MATERIAL USAGE Consistency Design PAPER QUALITY Design REDUCE DOWNTIME Design ENERGY EFFICIENT OPERATIONS Tailored to demanding tolerances Wood fiber utilization Lower water consumption Reduced activities Sustainable processes Reduced cost Optimize labor 24/7 operations Operational reliability

29Investor Day 2022 | Cash flow from the MC segment provides reliable capital to fund growth initiatives RELIABLE, GROWING CASH FLOW GENERATION Continuing investments in R&D drive continued share gains in the growing tissue and packaging grades Trendline growth in paper and paperboard production sets positive long-term GDP± demand trend AS THE MARKET LEADER 0% 5% 10% 15% 20% 25% 30% 35% 40% $- $50 $100 $150 $200 $250 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Historical Adj. EBITDA and Adj. EBITDA Margin (Adj. EBITDA in millions) Adj. EBITDA Adj. EBITDA Margin

30Investor Day 2022 | MAINTAINING OUR PROFITABLE, MARKET-LEADING POSITION >30% Adjusted EBITDA Margin Mid-30s% Market share in paper and paperboard grades =++ 3 PRODUCT Accelerate launch of innovative products in a cost-effective manner Expand our new technology platforms 2 CUSTOMER Retain and grow with our Tier One Partners and capture Tier Two customers in the key grades 1 MARKET Maintain a global presence, but enhance our regional capability in Key Regions and in Packaging & Tissue grade globally

31Investor Day 2022 | Expanded Growth Opportunities for AEC Greg Harwell President – Albany Engineered Composites

32Investor Day 2022 | An Established A&D Supplier1 Winning New Customers and Major Platforms2 Investing in R&D to Build Lasting Technology Platform 3 Strong Revenue Growth Expected4 KEY TAKEAWAYS

33Investor Day 2022 | BALANCED, ACCELERATED GROWTH Specialized engineered composite solutions business with full range of capabilities PRE-PANDEMIC 2019 3% 25% 72% 10% 45% 45% OtherDefenseComm Aero POST-PANDEMIC 2026 Target Delivering on critical jet engine and airframe components, structure and assemblies Globally recognized Aero & Def player>$300M Revenue Adj. EBITDA margin>20% A balanced mix

SHARED TECHNOLOGY SOLUTIONS POWER AEC GROWTH

Through M&A, gained full range of composite process & material technologies

Texas Composites (2006), Aztex (2006)
Harris (2016), CirComp (2019)

Albany – Safran Joint Venture

Innovative 3D woven technology

Dedicated Research Development & Technology Centers (US and Germany)

Developing next gen 3D woven, thermoplastic, pultrusion, in-situ consolidation, and other advanced technologies


LEAP


CH-53K


F-35


787


777x


JASSM

ALBANY INTERNATIONAL
Investor Day 2022 | 34

35Investor Day 2022 | VALUE PROPOSITION BASED ON KEY DIFFERENTIATORS • High-Performance Team • Safety, Quality, LEAN • Best Cost Manufacturing • Execution • Intimate Knowledge • Engineering • Development Expertise • Process Innovation • Customer Intimacy • Application Understanding • Tools and R&D Team • Highly Adaptable Operational Excellence Composite Capabilities Technology Solutions Driving Value AEC Differentiators World class performance

RECOVERING MARKET DYNAMICS

Commercial Aerospace

16-20%

Mkt $ CAGR ('21/'26)

- Domestic air travel recovery quicker than International
- Single aisle recovery by '23; Wide-body not until '28
- "Middle of the market" is key battle ground of the future
- Next gen aircraft EIS are likely by mid 2030's

Defense Aerospace

~4%

Mkt $ CAGR ('21/'26)

- Shifting focus to compete globally
- Prioritizing on R&D and eliminating legacy programs
- Future vertical lift development 2028-2030
- R&D in next gen missiles, fighters, and unmanned

Business Jets

4-8%

Mkt $ CAGR ('21/'26)

- Demand aligned to corporate profitability
- Long-term driven by GDP and U.S. Capex Indicator
- Current indicators pointing to solid demand

ALBANY INTERNATIONAL

Source: Forecast Int'l

Investor Day 2022 | 36

LAYERED GROWTH STRATEGY DRIVES 14+% TOP LINE CAGR

BASE BUSINESS

Perform on Strong Portfolio of Defense Programs

Deliver on Ramping Commercial Narrow Body

Strong Potential in Commercial Wide Body

- ☑ **~8% 5yr revenue CAGR ('21/'26)**
- ☑ LTA secured
- ☑ Market momentum alone returns near pre-pandemic revenue in next 5 years

NEW BUSINESS

Operational Excellence Opening Doors with New Customers

Build New Technology Positions

- ☑ New business wins driving 6-8% above base growth over next 3-5 years
- ☑ Investing in the future

ALBANY INTERNATIONAL

Investor Day 2022 | 37

STRONG DEFENSE PROGRAMS PORTFOLIO

DEFENSE BUSINESS

(5yr Target, 45% of Segment Revenue)


F-35
CH-53K
JASSM
Other

- Top 3 programs comprise 80+% of defense revenue
- Defense revenues grow low-double digit rate thru ‘26
- Expanding statement of work



STEADY

FIXED WING

F-35
(ALL VARIANTS)

’26 REVENUE TARGET
~$80M



RAMPING

ROTARY

CH-53K

’26 REVENUE TARGET
~$125M



MODERATE GROWTH

MISSILE

JASSM

’26 REVENUE TARGET
~$20M

ALBANY INTERNATIONAL

Investor Day 2022 | 38

STRONG PORTFOLIO IN COMMERCIAL

COMMERCIAL BUSINESS
(5yr Target, 45% of Segment Revenue)


LEAP
B787
GE9x + GEnx
Other

- All LEAP engine variants; 3D Woven, conventional work
- Comm WB revenues grow >20% thru '26 (very low base)
- Full recovery to pre-pandemic level beyond '26

EARLY STAGES OF RECOVERY



LEAP



B787



GE9x/GEnx

LEAP	B787	GE9x/GEnx
'26 REVENUE TARGET ~$200M	'26 REVENUE TARGET ~$40M	'26 REVENUE TARGET ~$15M

ALBANY INTERNATIONAL

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40Investor Day 2022 | SUCCESSFUL SAFRAN PARTNERSHIP TO CONTINUE Exclusive, life-of-program supplier of composite fan blades, fan cases, and spacers for LEAP-1A/C and LEAP-1B Exclusive agreement covering GE9x fan case development and commercial production Poised for Next Gen Engine development Expanding and Extending Partnership 20 Year Partnership, and Growing LEAP 20212000 2046 Next Gen

41Investor Day 2022 | SECURING NEW BUSINESS Significant 2021 Wins and Growing Pipeline of New Pursuits 2026 New Business Target Significant 2021 Wins • Expand CH-53K statement of work; key platform partner • Enter UCAV and UAV segments; new customers / programs Expanding defense mix Expanding advanced composite applications Growth Above Base $ in millions $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2021 2022 2023 2024 2025 2026 New - Defense New - Commercial New - Other

INVESTING IN NEXT-GEN TECHNOLOGIES FOR FUTURE GROWTH

Leaders in Driving Advanced Composite Innovation

Moving 3D woven technology beyond LEAP

- Improving competitiveness
- Driving process and automation
- 50% weight savings and unique differentiation

Investing in emerging technologies development

- Collaborating on next gen hypersonic development and investing in purpose-built facility and capabilities
- Early customer engagement on future aircraft and rotorcraft designs
- Exploring new applications driven by sustainable technology solutions

Revenue Potential in next 5yrs

Hypersonics



- Thermal protection systems development
- Technical collaboration with Tier 1
- Other OEM and USG engagements

Revenue Potential beyond next 5yrs

Engine Components



Safran partnership for next gen engine components

Aerostructure



OEM and Tier 1 development activity for next gen narrow body airframes

ALBANY INTERNATIONAL

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43Investor Day 2022 | PRIORITIES BASED ON MAXIMIZING SHAREHOLDER VALUE TOP PRIORITIES 21 3 CONTINUING TO DRIVE TECHNOLOGY DIFFERENTIATION MAXIMIZING OUR CUSTOMER SOLUTION OFFERING OPPORTUNISTIC M&A Focus on providing the best value propositions and experience with targeted customers Proliferate 3D woven technology across Next-Gen airframes and Next-Gen engines Accelerate readiness and positioning of process technologies Reduce costs and optimize proven manufacturing capabilities Mature process technologies to capture growth in core and adjacent markets Broaden capabilities, expand global footprint, access target customers or platforms, and gain talent

44Investor Day 2022 | ROBUST GROWTH POTENTIAL DOUBLING REVENUE IN 5 YEARS Commercial Aero MARKET RESURGENCE Sustained support and growth of KEY DEFENSE PROGRAMS Further program penetration with STRATEGIC CUSTOMERS STRONG LINE OF SIGHT TO DOUBLING REVENUE IN NEXT 5 YEARS 2x $309m 2021 5 Year Target

45Investor Day 2022 | Operational Success Suggests Strong Financial Profile Stephen Nolan Chief Financial Officer & Treasurer

46Investor Day 2022 | 4 Targets / Goals / Outlook Strong Historical Performance1 Prudent Capital Allocation Strategy 2 3 Disciplined M&A Strategy KEY TAKEAWAYS

47Investor Day 2022 | 2021 FINANCIAL HIGHLIGHTS REVENUE ($M) $780 $864 $983 $1,054 $901 $929 2016 2017 2018 2019 2020 2021 Revenue 0% 5% 10% 15% 20% 25% 30% $- $50 $100 $150 $200 $250 $300 2016 2017 2018 2019 2020 2021 Adj. EBITDA Adj. EBITDA Margin ADJ. EBITDA & MARGINS -100% -50% 0% 50% 100% 150% $(50) $- $50 $100 $150 $200 2016 2017 2018 2019 2020 2021 Free Cash Flow FCF Conversion FCF ($M) & CONVERSION* *Conversion defined as: Free Cash Flow/Net Income

48Investor Day 2022 | STRONG REVENUE GROWTH REVENUE ($) EBITDA Margin Impact MC Stable, high 30s target AEC Growing, low-mid 20s target ~930m 1.2 -1.3b

49Investor Day 2022 | HISTORICAL FOCUS ON NET DEBT AND LEVERAGE REDUCTION $303 $332 $327 $228 $157 $48 1.79x 1.96x 1.43x 0.86x 0.62x 0.19x 0 0.5 1 1.5 2 2.5 $- $50 $100 $150 $200 $250 $300 $350 2016 2017 2018 2019 2020 2021 NET DEBT* ($M) AND LEVERAGE Net debt is defined as total principal debt outstanding less cash and cash equivalents Net leverage ratio is defined as net debt divided by Adj EBITDA for the twelve-trailing month period

50Investor Day 2022 | Internal Investment – Organic Growth Initiatives Continue re-investing in strategic projects within our brands and business units to continue delivering revenue growth and margin improvement Invest in employees: talent, retention & leadership CAPITAL ALLOCATION FRAMEWORK Create additional value to shareholders in the form of dividends and share repurchases Return Capital to Shareholders2 Remaining Capital Seek businesses we can take to the next level in terms of sales and profitability Disciplined M&A1

51Investor Day 2022 | CAPITAL ALLOCATION FRAMEWORK 2017-2021 2022-2026 44% 16% 3% 6% 30% CapEx Base Dividend Share Repurchases M&A Net Debt Reduction 35% 15% 50% CapEx Base Dividend Available Cash Available Cash uses include Disciplined M&A Cash to Shareholders Share repurchase Dividend growth Percentage of cash flow from operations

52Investor Day 2022 | Maintain long-term net leverage target for company under 2.5x Strategic willingness to go over 3.0x leverage target if there exists a clear path back down to 2.5x DISCLIPLINED APPROACH TO M&A Strategy is not dependent on acquisitions; we can successfully execute our organic growth strategy without executing any transactions However, selective acquisitions can accelerate our organic growth strategies Balance sheet discipline Leverage targets IRR >> Cost of Capital FINANCIAL CHARACTERISTICS

53Investor Day 2022 | M&A PRIORITIES Driven by technology and effective market positioning Complementary market positions (strength in geographies or product areas with opportunities) Continued operational scale to drive market- leading cost position TARGET CHARACTERISTICS MC Discriminating technology (either unique processing capability or experience with unique materials) Access to key customers with opportunities to insert existing capabilitiesTARGET CHARACTERISTICS AEC Strong management teams with good underlying businesses Technologies that could further enhance our product discrimination

54Investor Day 2022 | LONG TERM TARGETS LONGER-TERM New engine development expected to kick-in in late-2020s/early-2030s Opportunities for expanded role for 3D weaving on next-generation commercial airliners towards back-end of this decade Continued push for sustainability drives increased use of renewable/recyclable paper products and greater use of lightweight materials in aircraft structures – driving additional growth into the 2030s 2022-2026 Organic Goals Revenue Adj EBITDA margins Organic growth Free Cash Flow Mid 20s >5% >100% of net income on average~$1.3B

55Investor Day 2022 | ALBANY INTERNATIONAL’S HIGHLY ATTRACTIVE INVESTMENT OPPORTUNITY Leader in PMC with proprietary solutions delivering predictable and strong FCF stability Long history of strong balance sheet, solid execution, and prudent capital management Differentiated composites business with ample opportunity to grow both near and long-term

56Investor Day 2022 | Investor Day May 25, 2022

57Investor Day 2022 | Appendix

TRANSFORMATION TO HIGH-PERFORMING COMPANY WITH FOCUSED PLANS FOR ACCELERATING GROWTH

2000 - 2004

MC Market & Technology Leadership

Weaving Tech-Based Product Lines

- Door Systems
- Primaloft
- Aerospace Composites

2005 - 2009

MC Market & Technology Leadership

Global Facility Repositioning

AEC Emerges

LEAP development

Expansion of composite capabilities

2010 - 2019

MC Strategic Focus

- Secularly Growing Grades
- Global Facility Repositioning

LEAP Facilitization & Production Ramp

Expansion of Composite Capabilities

2020 – 2021 / 2022 & Beyond

MC Market & Technology Leadership

Operational Excellence

Secularly Growing Grades

Tier 1 + 2 Customers

2020 – 2021

Pandemic Pause

Operational Excellence

New business wins + pursuits

2022 & Beyond

Layered Growth

- Commercial Recovery
- Existing Program Growth
- New Customers/New Programs
- Long-term pursuits

ALBANY INTERNATIONAL

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